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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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      Date of Report (Date of Earliest Event Reported): September 30, 2003


                                   IMPATH INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


            0-27750                                13-3459685
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   (Commission File Number)            (I.R.S. Employer Identification No.)

        521 WEST 57TH STREET,
        NEW YORK, NEW YORK                            10019
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    (Address of Principal Executive Offices)        (Zip Code)

                                 (212) 698-0300
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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
ITEM 5.  OTHER EVENTS.

           On September 30, 2003, IMPATH Inc. and its debtor subsidiaries (collectively, the "Debtors") entered into a debtor-in-possession credit agreement (the "Credit Agreement") with Fleet National Bank, as agent and lender, and other pre-petition secured lenders (collectively, the "Lenders"). The Lenders have agreed to make up to $15 million available to the Debtors on the terms and subject to the conditions set forth in the Credit Agreement. On September 30, 2003, the United States Bankruptcy Court for the Southern District of New York authorized the Debtors to borrow up to $3 million under the Credit Agreement pending a final hearing to consider approval of the Credit Agreement, which is scheduled for October 24, 2003. A copy of the Credit Agreement is attached as Exhibit 10.1 hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

           (c)  Exhibits

                            10.1 Revolving Credit and Guarantee Agreement among IMPATH Inc., as Borrower, IMPATH Predictive Oncology Inc., Medical Registry Services Inc., IMPATH Information Services Inc., Tamtron Corporation and IMPATH Physicians Services Inc., as Guarantors, the several banks and other financial institutions or entities from time to time parties thereto, and Fleet National Bank, as Administrative Agent, dated as of September 30, 2003.






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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 8, 2003




                                      IMPATH INC.





                                      By:  /s/ Richard C. Rosenzweig
                                          --------------------------------------
                                          Name: Richard C. Rosenzweig
                                          Title: Secretary and General Counsel

                                  EXHIBIT INDEX

         Exhibit No.                          Exhibit
         -----------                          -------

           10.1 Revolving Credit and Guarantee Agreement among IMPATH Inc., as Borrower, IMPATH Predictive Oncology Inc., Medical Registry Services Inc., IMPATH Information Services Inc., Tamtron Corporation and IMPATH Physicians Services Inc., as Guarantors, the several banks and other financial institutions or entities from time to time parties thereto, and Fleet National Bank, as Administrative Agent, dated as of September 30, 2003.